UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

CELLULAR BIOMEDICINE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leading Proxy Advisory Firms Glass Lewis and ISS Recommend

Cellular Biomedicine Group Stockholders Vote FOR Proposed Merger

ROCKVILLE, MD and SHANGHAI, China, January 28, 2021 – Cellular Biomedicine Group, Inc. (Nasdaq: CBMG) (“Company,” “CBMG,” “we” or “our”), a biopharmaceutical firm engaged in the drug development of immunotherapies for cancer and stem cell therapies for degenerative diseases, announced today that leading proxy advisory firms Glass, Lewis & Co.and Institutional Shareholder Services Inc. have both recommended that the Company’s stockholders vote FOR the proposal to adopt the definitive merger agreement that provides for the acquisition of CBMG for $19.75 in cash per share of common stock in a going private transaction (the “merger proposal”).

The Company will hold a special meeting of the stockholders on February 8, 2021 at 9:00 a.m. Eastern time, at 9605 Medical Center Drive, Suite 100, 1st floor, Rockville, Maryland 20850. At the special meeting, stockholders will be asked to consider and vote on the merger proposal and certain other proposals described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 29, 2020. Stockholders of record as of the close of business, Eastern time, on December 18, 2020 will be entitled to vote at the special meeting and any adjournment thereof.

Stockholders of record are encouraged to vote promptly by telephone or over the Internet—by following the instructions indicated on their proxy cards—to ensure that their shares are represented at the special meeting. A failure to vote on the merger proposal will have the same effect as a vote against the merger proposal.

The Company has retained Okapi Partners as its proxy solicitor in connection with the special meeting. Stockholders who have questions about the merger proposal or require assistance in voting their shares are encouraged to contact Okapi Partners by telephone at +1 (877) 629-6357 or by email at info@okapipartners.com.

About Cellular Biomedicine Group, Inc.

Cellular Biomedicine Group, Inc. (Nasdaq: CBMG) develops proprietary cell therapies for the treatment of cancer and degenerative diseases. The company conducts immuno-oncology and stem cell clinical trials in China using products from its integrated GMP laboratory. The Company’s GMP facilities in China, consisting of twelve independent cell production lines, are designed and managed according to both China and U.S. GMP standards. Its Shanghai facility includes a “Joint Laboratory of Cell Therapy” with GE Healthcare and a “Joint Cell Therapy Technology Innovation and Application Center” with Thermo Fisher Scientific. These partnerships focus on improving manufacturing processes for cell therapies. CBMG currently has ongoing CAR-T Phase I clinical trials in China. The China NMPA (formerly CFDA) approved the Company’s IND application for a Phase II trial for AlloJoin®, CBMG’s “Off-the-Shelf” allogenic haMPC therapy for the treatment of Knee Osteoarthritis (KOA), and has accepted the Company’s IND application for a Phase II trial for ReJoin® autologous haMPC therapy for the treatment of KOA. The NMPA has also accepted CBMG’s dossier for an IND application for clinical trials of anti-BCMA CAR-T. CBMG is included in the broad-market Russell 3000® Index the small-cap Russell 2000® Index and the Loncar China BioPharma index. To learn more about CBMG, please visit www.cellbiomedgroup.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CBMG. In connection with the proposed transaction, CBMG has filed relevant materials with the SEC, including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies from CBMG’s stockholders for the proposed transaction, and CBMG and certain other persons, including Parent, have filed a Schedule 13E-3 transaction statement with the SEC. The Company first mailed the definitive proxy statement to stockholders entitled to vote at the special meeting on or about December 31, 2020. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF CBMG ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBMG, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the proxy statement and other documents that CBMG files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by CBMG are also available free of charge on CBMG’s website at https://www.cellbiomedgroup.com or by directing a request to Cellular Biomedicine Group, Inc., Attn: Sarah Kelly, Investor Relations or by calling (301) 825 5320.

Participants in the Solicitation

CBMG and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction. Information regarding the ownership of CBMG securities by CBMG’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about CBMG’s directors and executive officers is also available in CBMG’s proxy statement for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020 and is supplemented by other filings made, and to be made, with the SEC by CBMG. Additional information regarding persons who may be deemed participants in the solicitation of proxies from CBMG’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, has been included in the proxy statement described above. These documents are or will be available free of charge as described above.

Forward-Looking Statements

Statements in this communication relating to plans, strategies, specific activities, and other statements that are not descriptions of historical facts, including our statements regarding the completion of the Merger and targeted timing, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in CBMG’s reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including risks relating to the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Such statements are based on the current beliefs and expectations of the management of CBMG and are subject to significant risks and uncertainties outside of CBMG’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the Merger Agreement; the failure of CBMG’s stockholders to adopt the Merger Agreement; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at CBMG; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit rating; and other risks described in CBMG’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, CBMG does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Company/Investor Contact:

Sarah Kelly

Investor Relations, CBMG

Phone: (301) 825-5320

Email: sarah.kelly@cellbiomedgroup.com